EXHIBIT 10.1

[TransNexus Logo]






                               TRANSNEXUS/POPSTAR
                                  CLEARINGHOUSE
                                SERVICE AGREEMENT







TransNexus(R)
430 Tenth Street NW
Suite N204
Atlanta, GA 30318
USA
+1.404.872.4887
+1.404 872 9515 Fax
info@transnexus.com
http://www.transnexus.com






The information herein is the property of TransNexus, Inc. It is not to be distributed by the recipient to third parties without prior written permission from TransNexus, Inc. Copyright 2000. All rights reserved.

                         4/11/00 - Document #2000/1-001

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TransNexus / POPstar Clearinghouse Service Agreement - Terms and Conditions

                            (Contract No. TNCA 00031)


This Agreement is made and entered into this 20th day of September, 2000, by and between:


TransNexus, Inc.

With Registered address at:
430 10th Street NW, Suite N204
Atlanta, GA 30318
United States

(Hereafter referred to as "TransNexus".)



AND



POPstar Global Communications Inc.

With Registered address at:
KPMG Centre, Tropic Isle Building
P.O. Box 3443, Road Town
Tortola, British Virgin Islands


(Hereafter referred to as "POPstar".)





The information herein is the property of TransNexus, Inc. It is not to be distributed by the recipient to third parties without prior written permission from TransNexus, Inc. Copyright 2000. All rights reserved.

                                      -1-

                         4/22/00 - Document #2000/1-001
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TransNexus/ POPstar Clearinghouse Service Agreement

This Master Clearinghouse Service Agreement (the "Agreement") is made this 20th day of September, 2000 by and between, POPstar Global Communications Inc., a business entity organized as an international business company under the laws of the British Virgin Islands, ("POPstar"), and TransNexus, Inc., a business entity organized as a corporation under the laws of the State of Delaware, U.S.A., ("TransNexus").

Recitals

POPstar intends to establish an Internet Protocol ("IP") communications clearinghouse service to enable IP communication service providers acting as "Originators" to transmit IP communications to other IP communication service providers acting as a "Terminator." POPstar has selected TransNexus, Inc. to operate the Clearinghouse services on its behalf as the POPstar Clearinghouse Service's independent, and third party settlement agency. TransNexus will provide the services set forth in Section 1 (the "Services") to the POPstar Clearinghouse Service. The clearinghouse described in this Agreement will be known as the POPstar Clearinghouse Service (the "Clearinghouse").

In exchange for providing the Services, TransNexus will receive service fees. TransNexus will also be reimbursed for all expenses incurred on behalf of the Clearinghouse, including banking fees, device enrollment fees and other expenses, as set forth in the Agreement. In exchange for providing clearinghouse services, POPstar will receive service fees, including price arbitrage, and or other such fees as defined by POPstar, as set forth in this agreement.

A glossary of certain terms used in this Agreement is set forth in Attachment 1. Attachment 1 and the other attachments (and any amendments thereto) are integral parts of this Agreement and are incorporated herein by reference.

NOW, THEREFORE, IN CONSIDERATION OF THE MUTUAL AGREEMENTS CONTAINED HEREIN POPSTAR AND TRANSNEXUS AGREE AS FOLLOWS:

1    Services

1.1 TransNexus will operate the Clearinghouse Service for POPstar on an outsourced basis. TransNexus will enroll the Clearinghouse Customers in the POPstar Clearinghouse Service after the customers have complied with the terms and conditions and executed the POPstar Partner Services Agreement. Prior to exchanging commercial traffic via the POPstar Clearinghouse Service, each Clearinghouse Customer must certify they have successfully completed a Clearinghouse Service audit test required by TransNexus.



The information herein is the property of TransNexus, Inc. It is not to be distributed by the recipient to third parties without prior written permission from TransNexus, Inc. Copyright 2000. All rights reserved.

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1.2  TransNexus  will  maintain a  Clearinghouse  Service  Provider  account for
     POPstar. This account will monitor the sum of service fees earned by the POPstar Clearinghouse and any transfers of cash from or to the POPstar Clearinghouse Account.

1.3 TransNexus will maintain an account for each Clearinghouse Customer of POPstar Clearinghouse Service that will monitor the activity of the customer in the Clearinghouse for the purpose of collecting payments from the customer and making settlement payments to the customer. This account is known as the "Clearinghouse Customer Account." The Clearinghouse Customer Account is more fully described in Section 5.

1.4 TransNexus will maintain the POPstar Clearinghouse in such a way that an Originator customer in the POPstar Clearinghouse Service seeking to exchange traffic will be able to query the Clearinghouse via the Public Internet, or other IP network defined by the POPstar, for a Terminator participating in the Clearinghouse Service. Upon receiving such a query, TransNexus will securely authenticate the communication by returning a secure token and up to 3 (three) IP addresses of Terminators capable of completing the communication and the exchange of traffic. The Originator will then contact the Terminator to complete the call and both will return usage indications (call detail records) back to TransNexus.

1.5 For each connection between an Originator customer and Terminator customer in the Clearinghouse Service, TransNexus will gather and assemble call detail records ("CDRs"). The CDRs will detail the duration and other items concerning each IP voice and fax transmission. TransNexus will maintain detailed clearinghouse accounts for each customer and will reconcile and rate CDRs for activity generated by IP Communications using the POPstar Clearinghouse Service.

1.6 TransNexus will collect funds on behalf of the POPstar Clearinghouse from Originator customers and make settlement payments to the POPstar Clearinghouse or Terminator customers on behalf of the POPstar Clearinghouse for IP communications in accordance with this Agreement.

1.7 POPstar will be responsible for establishing and providing to TransNexus the rates that will determine the charge per minute for origination or termination communication traffic to any destination served by POPstar Clearinghouse Service. Rates must be provided by POPstar to TransNexus as detailed in Attachment 6 to this Agreement. Rates will be effective within 48 hours of receipt by TransNexus. Origination rates and termination rates must be established by POPstar for each IP telephony device of every Clearinghouse Customer.

1.8 TransNexus will undertake reasonable efforts to protect the identity, pricing and other confidential Information of the Clearinghouse Customers from other participants in the POPstar Clearinghouse Service. All Clearinghouse Customers of the POPstar Clearinghouse



The information herein is the property of TransNexus, Inc. It is not to be distributed by the recipient to third parties without prior written permission from TransNexus, Inc. Copyright 2000. All rights reserved.

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     Service will be identified only by a unique customer  identification number known only to the specific Clearinghouse Customer, POPstar and TransNexus.

1.9 POPstar will be responsible for marketing and branding the POPstar Clearinghouse. TransNexus will apply its best efforts to assist POPstar with marketing its Clearinghouse Service including joint appearances at industry shows and referrals of potential customers. TransNexus will brand all POPstar Clearinghouse Service Web User Interface pages viewable by POPstar and its customers with the POPstar logo.

2    Participation Requirements; Discontinuance of Service

2.1 TransNexus may discontinue service to any clearinghouse customer at any time for breach of any of the terms and conditions in the Clearinghouse Service Agreement, between POPstar and the clearinghouse customer. TransNexus will receive an official copy of all such agreements upon execution by both parties POPstar and customer.

2.2 TransNexus reserves the right to reject, in its sole discretion, any application for participation in the Clearinghouse to protect its interests or the interests of other participants in the Clearinghouse. TransNexus reserves the right to impose certain conditions upon Customers of the POPstar Clearinghouse Service including, but not limited to, additional security deposits, advance payments, letters of credit, delinquency charges and other actions as it deems necessary and appropriate. TransNexus and POPstar reserve the right to change any and all conditions of this Agreement with 30 days written notice and mutual agreement in writing under the notification process described herein.

2.3 TransNexus and POPstar may routinely test quality of service standards, routes, IP connections and the telecommunication addresses of customers.

2.4 TransNexus or POPstar may, in their discretion, block participation in the Clearinghouse by any Customer and will notify the customer prior to cut-off by email or fax to the appropriate contact address as noted in the agreement between POPstar and the customer. Additionally, any Customer suspended or blocked from the service as a result of non-payment, or other issues deemed serious by TransNexus, in its sole discretion, will be subject to a re-instatement fee of up to and including $10,000 US dollars.

2.5 In the event POPstar does not accept a Customer's application for participation in the POPstar Clearinghouse Service all funds will be returned less any banking charges and other transaction fees and expenses associated with the transaction. These funds will be returned to such Customer within five business days of POPstar's decision to reject the Customer.



The information herein is the property of TransNexus, Inc. It is not to be distributed by the recipient to third parties without prior written permission from TransNexus, Inc. Copyright 2000. All rights reserved.

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2.6  TransNexus uses the Open Settlement  Protocol  ("OSP") to record  pertinent details of communications by and between customers of the Clearinghouse and POPstar. TransNexus certifies all IP telephony devices, which are capable of utilizing the Open Settlement Protocol, prior to their acceptance for usage in the POPstar Clearinghouse Service. A complete list of accepted IP Telephony devices is listed in Attachment 2 and will be updated by TransNexus upon completion of new device certification each calendar quarter, beginning June 30, 2000. The information will be published via device.transnexus.com.

3    Payment Method

3.1 TransNexus will remit to POPstar on the 5th business day of the next month, all service fees owed and payable to POPstar for the previous month if TransNexus has collected a predetermined minimum payment amount. The predetermined minimum payment amount is $100 USD; otherwise the service fees owed and payable will be carried forward until the minimum payment amount accumulates at which time payment is made to POPstar.

3.2 The method of payment will be by wire transfer to the POPstar account with HSBC Bank Canada - Seattle Branch, ABA Number 125007098 account number ###-#######-###. Any amounts owed to TransNexus for service or other fees will be itemized and deducted from amounts payable to POPstar prior to payment to POPstar.

4    POPstar Clearinghouse Accounts

4.1 TransNexus will establish a POPstar Clearinghouse Service Provider Account for the purpose of aggregating and monitoring the monetary value of any service fees owed to POPstar on behalf of POPstar Clearinghouse Service and for any reductions to this account by TransNexus for service charges and making such payments on behalf of the Clearinghouse to POPstar.

4.2 If POPstar desires to originate traffic using POPstar Clearinghouse Service, POPstar will establish a Clearinghouse Customer Account and will transfer funds to or maintain sufficient funds in this account according to the terms and conditions which apply to all clearinghouse customers. The initial balance of this Clearinghouse Customer Account shall be determined by POPstar (and approved by TransNexus) in accordance with the Clearinghouse Account balance work sheet provided as Attachment 4.

4.3 POPstar will at all times maintain a balance in its Clearinghouse Customer Account that is equal to at least the amount detailed in Attachment 4 concerning expected Origination expenses. The procedure for forecasting adjustments to the Clearinghouse Account is set forth in Attachment 4.



The information herein is the property of TransNexus, Inc. It is not to be distributed by the recipient to third parties without prior written permission from TransNexus, Inc. Copyright 2000. All rights reserved.

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4.4  Each time POPstar  originates an IP  communication  as an  Originator,  the
     POPstar Clearinghouse Customer Account will be debited with the appropriate rate for IP communication, service charges and transaction expenses. Each time POPstar terminates an IP communication as a Terminator, the POPstar Clearinghouse Customer Account will be credited with the appropriate rate for the IP communication.

4.5 POPstar and TransNexus have defined Clearinghouse Service Provider fees in Attachment 5.

5    Security Deposit; Reimbursement for Transaction Expenses

5.1 TransNexus will maintain the security deposits in accordance with the pricing and risk management rules of the POPstar Clearinghouse as set forth in Attachment 5. Each month, TransNexus will reconcile actual usage, payments to the POPstar Clearinghouse Service Provider Account and Clearinghouse Customer Accounts and deposit requirements for the previous month. TransNexus will provide to each Net Originator Clearinghouse Customer a statement detailing actual usage less advance payments plus banking fees. A new deposit amount will be calculated based upon the previous month's actual use. The statement will indicate a net payment to or from POPstar and Clearinghouse Customers, which is to be paid by the 5th business day following invoice issuance. TransNexus will issue payments to POPstar and Clearinghouse Customers on the day the invoice is sent if TransNexus owes amounts as calculated by the statement. In no event will an Originator's deposit amount be less than $1,000 USD.

5.2 Funds provided by the POPstar to its Clearinghouse Customer Account for origination traffic will be held in a restricted cash account at Bank of America, Georgia (ABA 061000052, Account Number ##########).

5.3 Clearinghouse Customers must provide non-refundable device enrollment fees to TransNexus in the amount of $500 USD for each IP telephony device they enroll in the POPstar Clearinghouse as a Clearinghouse Customer, due and payable upon initial registration in the POPstar Clearinghouse Service. For additional IP telephony devices added subsequent to the initial participation, the device enrollment fee is payable within 15 days from receipt of statement from the Clearinghouse. If a Clearinghouse Customer enrolls 11 or more devices, the enrollment fee for each device becomes $250 USD for device 11 (eleven) and greater.

5.4 Clearinghouse Customers must reimburse TransNexus for all banking fees, including bank fees for electronic funds transfer, for any taxes that TransNexus pays on behalf of POPstar and for other transaction fees incurred by TransNexus on behalf of POPstar.

5.5 Clearinghouse Customers must reimburse TransNexus for all banking fees, including bank fees for electronic funds transfer, for any taxes that TransNexus pays on behalf of



The information herein is the property of TransNexus, Inc. It is not to be distributed by the recipient to third parties without prior written permission from TransNexus, Inc. Copyright 2000. All rights reserved.

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     Clearinghouse   Customers  and  for  other  transaction  fees  incurred  by
     TransNexus on behalf of Clearinghouse Customers.

5.6 TransNexus will charge other fees for training sessions, customer inquiries, special requests for compilations of CDRs, and other related matters as set forth in the pricing and risk management rules of the Clearinghouse in Attachment 5.

6    Service Charges

6.1 TransNexus will collect from Clearinghouse Customers an Origination Fee each time the Clearinghouse Customer accesses the POPstar Clearinghouse as an Originator Clearinghouse Customer. The amount of the origination fee is set forth on Attachment 5. This amount will be calculated by multiplying the length of the phone call in seconds times the termination rate/second times the origination fee percentage listed in Attachment 5. TransNexus reserves the right to charge an unsuccessful call query fee of $0.005 USD for every query made by a Clearinghouse Customer. This unsuccessful call query fee will be invoked by TransNexus in the event a Clearinghouse Customer abuses its query privilege. TransNexus will provide POPstar seven days notice prior to the imposition of this fee.

6.2 TransNexus and POPstar reserve the right to change the fee schedule for the POPstar Clearinghouse Service with seven days notice in writing and acceptance by both parties.

7    Taxes

7.1 Payments and collections of any and all taxes, with the exception of TransNexus Corporate Income tax, shall be the sole responsibility and liability of POPstar.

8    Representation and Warranties

8.1 It shall be the responsibility of POPstar and the Customers of the Clearinghouse Service to provide Public Internet or other communication access from IP telephony devices to the Clearinghouse service points and communication medium from POPstar's and the customer's IP telephony device to the Public Switched Telephone Network. If TransNexus provides access due to POPstar or customer request, or as a matter of convenience to POPstar, TransNexus will recover in advance any and all costs associated with providing this access monthly in advance.

8.2 POPstar represents and warrants that it possesses all legal and regulatory authority to buy or sell communication services as facilitated by the Clearinghouse. POPstar further represents and warrants that any and all pricing, quality of service, or other information is accurate and they have sufficient capacity to offer these services via the Clearinghouse.



The information herein is the property of TransNexus, Inc. It is not to be distributed by the recipient to third parties without prior written permission from TransNexus, Inc. Copyright 2000. All rights reserved.

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8.3  POPstar  represents  and  warrants  that it has the full right and power to grant the  rights to use  materials  embodying  names,  words,  recordings,
     likenesses,   and  performances  of  the   photographers,   artists  and/or
     performers, free and clear of any rights or claims by the owners or any others, and shall indemnify and hold TransNexus, its agents, owners, employees, licensees, successors and assigns wholly harmless from any loss, liability, damage, cost of expense, including reasonable legal fees, from any claims by the owners or others arising from the use or any derivatives of the materials given to TransNexus to incorporate into the Company Clearinghouse Service or for promotional purposes.

9    Disclaimer of Warranty; Limitation of Liability

9.1 THE CLEARINGHOUSE AND RELATED SERVICES ARE PROVIDED "AS IS" WITHOUT WARRANTY OF ANY KIND. TO THE MAXIMUM EXTENT PERMITTED BY LAW, TRANSNEXUS DISCLAIMS ALL WARRANTIES, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND NONINFRINGEMENT. THE ENTIRE RISK OF USING THE CLEARINGHOUSE REMAINS WITH POPSTAR. TO THE MAXIMUM EXTENT PERMITTED BY LAW, IN NO EVENT SHALL EITHER SPECIAL OR PUNITIVE DAMAGES ARISE OUT OF THIS AGREEMENT OR THE USE OF OR INABILITY TO USE THE CLEARINGHOUSE, EVEN IF THE PARTY HAS BEEN ADVISED OF SUCH DAMAGES.

9.2 It is understood and agreed to by POPstar that TransNexus does not provide common carrier telecommunication services or participate in the actual telecommunication path. Compliance with all applicable legal and regulatory requirements governing the provisioning of telecommunication services, and legal, regulatory and licensing requirements of communications and exchange of said communication facilitated by the Clearinghouse is the responsibility of POPstar.

9.3 TransNexus or POPstar assumes no liability for delays or errors in communication between participants in the Clearinghouse. TransNexus and POPstar agree to hold each other harmless for liability in the event of errors, delays, pricing or miss-routing. In any event, the sum aggregate liability for TransNexus will never exceed the lesser of $1,000 or the amount paid to TransNexus in a given calendar year by POPstar.

10   Term of Agreement

10.1 The term of this Agreement will be for thirty-six (36) months from the effective date of the Agreement and will be automatically renewed for additional twelve-month periods, at the prices, terms and conditions prevailing at the time of renewal.



The information herein is the property of TransNexus, Inc. It is not to be distributed by the recipient to third parties without prior written permission from TransNexus, Inc. Copyright 2000. All rights reserved.

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10.2 TransNexus or POPstar may terminate this Agreement,  effective immediately, upon giving notice for "Cause." "Cause" shall include any material breach of this Agreement, dishonesty in dealings in the POPstar Clearinghouse Service, bankruptcy or allegations of any criminal or dishonest behavior.

11   Confidentiality

11.1 Any information whether incorporated in a physical medium or not, related to either Parties business operations, including (but not limited to) inventions, products, services, personnel, methods of doing business, research and development activities, know-how, customers, trade secrets, commercial secrets, computer programs, rates, routing tables or finances (hereafter called "the Information"), shall be considered as confidential and proprietary, and shall be treated as such by both Parties. Information may include information which has been submitted to either Party by third parties, and which the disclosing party has been authorized to disclose, subject to the security measures or confidentiality agreements. In such cases, the Party receiving such disclosure accepts that the term of this Agreement shall be deemed also for the benefit of such a party and fully binding upon both Parties with respect to such Information. Except as may be required by law, both parties agree that they shall keep the Information received from the other party confidential and shall not disclose or disseminate the Information other than to the employees and advisors of such Party who need to know such Information.

11.2 Notwithstanding the foregoing, the Information does not include information about which TransNexus or POPstar can document that (a) it was in the public domain at the time it came to its knowledge; (b) it entered the public domain through no breach of this Agreement by TransNexus or POPstar or breach by any third party of any obligations of confidentiality; (c) it was known to TransNexus or POPstar free of any obligation of confidentiality before it came to its knowledge in the course of its relationship with TransNexus or POPstar or (d) it became lawfully available to TransNexus or POPstar, either from a third party or through its independent development.

11.3 The obligations of TransNexus and POPstar under Section 11 regarding confidentiality shall survive any termination of this agreement and remain in full force and effect for a period of 5 years.

11.4 Both Parties agree that the restrictions contained in this Section 11 are fair and reasonable and necessary for the protection of the legitimate business interests. Each agrees that the other will or would suffer irreparable injury upon violation of the provisions of this Section 11, and that in the event of a breach the injured party shall (in addition to all other rights and remedies



The information herein is the property of TransNexus, Inc. It is not to be distributed by the recipient to third parties without prior written permission from TransNexus, Inc. Copyright 2000. All rights reserved.

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     available to it,  including,  without  limitation,  recovery of damages) be entitled to an injunction restraining it from such breach.

12   Miscellaneous

12.1 This Agreement shall be governed under the laws of the State of Delaware, United States of America, without regard to conflict of law principles. POPstar hereby consents to the exclusive jurisdiction of federal or state courts located in Delaware.

12.2 The security team at TransNexus will resolve any disputes in connection time between customers in the POPstar Clearinghouse Service.

12.3 TransNexus understands and agrees that POPstar will establish wholesale rates and be responsible for the pricing of all communication exchanges between Clearinghouse Customers using the POPstar Clearinghouse Service.

12.4 The functional currency of the POPstar Clearinghouse Service is US Dollars. In the future event that additional currencies are accepted by the POPstar Clearinghouse, a separate deposit, payment, and account will be required for each currency used by Clearinghouse Customers.

12.5 POPstar will provide to TransNexus all information regarding contact information and password security in Attachment 7 to ------------ this agreement.

12.6 All payments by and to the POPstar Clearinghouse will be by electronic funds transfer. TransNexus will recover from POPstar and its Clearinghouse Customers any banking fees associated in making payments or receiving payments to or from POPstar or its Clearinghouse Customers. Any amounts owed to TransNexus and not paid by the required due date will carry interest to the maximum extent allowed by State of Delaware, United States law.

12.7 This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, but neither party shall have the right to assign or otherwise transfer its rights under this Agreement without receiving the express prior written consent of the other party. Either party may, however, assign this Agreement in the event of a sale of all or substantially all of its assets or stock without first obtaining the prior written consent of the other party.

12.8 All notices, demands, requests and other communications required or permitted hereunder shall be in writing and shall be deemed to be delivered when actually received, when sent by a reputable overnight carrier, return receipt requested, to the registered addresses as documented on the 1st page of this agreement.



The information herein is the property of TransNexus, Inc. It is not to be distributed by the recipient to third parties without prior written permission from TransNexus, Inc. Copyright 2000. All rights reserved.

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

[TransNexus Logo]


12.9 This Agreement and its Attachments constitute the complete and exclusive agreement between TransNexus and POPstar with respect to the subject matter hereof, and supersede all prior oral and written understandings, communications or agreements not specifically incorporated herein.

12.10The provision of this Agreement shall be deemed severable, and the invalidity or unenforceability of one provision shall not effect the validity or enforceability of any other provision.

12.11This Agreement may not be amended or modified in any way, and none of its provision may be waived, except in writing and signed by an authorized party against whom the amendment, modification or waiver is sought to be enforced.

     In witness whereof, the parties have executed this agreement as of the last date written below.


TransNexus, Inc.                             POPstar Global Communications Inc.

Jim Dalton               (Name)              John McDermott              (Name)
-------------------------------              ----------------------------------

/s/ Jim Dalton (Signature)                   /s/ John McDermott (Signature)

Chief Executive Officer  (Title)             President/CEO               (Title)
--------------------------------             -----------------------------------

9 SEP 2000               (Date)              9/20/2000                   (Date)
--------------------------------             -----------------------------------



ATTACHMENTS

1  -   Glossary of Terms
2  -   TransNexus Certified IP Telephony Devices to be Used for Voice or Fax
3  -   Payment Method
4  -   Clearinghouse Customer Account Balance Worksheet
5  -   Pricing and Risk Management Rules
6  -   Instructions to Create Rate Plan File
7  -   Information Form



The information herein is the property of TransNexus, Inc. It is not to be distributed by the recipient to third parties without prior written permission from TransNexus, Inc. Copyright 2000. All rights reserved.

                         4/22/00 - Document #2000/1-001

[TransNexus Logo]


TransNexus/POPstar Clearinghouse Service Agreement - Attachment 1

GLOSSARY OF TERMS
The following terms apply to the POPstar Clearinghouse Service. Certain terms are used in the Agreement between TransNexus, POPstar and Customer relating to the Clearinghouse.

ORIGINATOR CUSTOMER - A Clearinghouse Customer who originates IP communications. The Originator Customer pays the POPstar Clearinghouse an Origination Fee per minute to originate IP telephony traffic that is terminated by other Clearinghouse Customers.

ORIGINATION FEE - The fee per minute a Clearinghouse Customer pays to originate IP traffic which is terminated by another Clearinghouse Customer. The Origination Fee is paid by the Originator Clearinghouse Customer to the POPstar Clearinghouse.

TERMINATOR CUSTOMER - A Clearinghouse Customer who terminates IP communications. The Terminator Customer is paid a Termination Fee by the POPstar Clearinghouse to terminate IP telephony traffic originated by other Clearinghouse Customers.

TERMINATION FEE - The fee per minute paid to a Clearinghouse Customer for terminating IP traffic originated by another Clearinghouse Customer. The Termination Fee is paid by the POPstar Clearinghouse to the Terminator Clearinghouse Customer.

TRANSNEXUS TRANSACTION FEE - The fee per minute charged to the POPstar Clearinghouse by TransNexus for providing its ClearIPSM service.

CLEARINGHOUSE FEE - The fee per minute earned by the POPstar Clearinghouse for providing clearinghouse services to its Clearinghouse Customers.

CLEARINGHOUSE CUSTOMER ACCOUNT - An account that is maintained by TransNexus and summarizes all monetary activity between the Clearinghouse Customer and TransNexus. This would include Origination Fees owed to the POPstar Clearinghouse, Termination Fees owed to the Clearinghouse Customer from the POPstar Clearinghouse, net other clearinghouse fees (e.g. device enrollment and wire transfer fees), and monetary transfers to or from the POPstar Clearinghouse.

DEPOSIT LIMIT - The amount of an Originator's initial deposit into a Clearinghouse Account for the first quarter of activity in the Clearinghouse. This amount is variable and after the first three months of operation in the Clearinghouse the amount will be adjusted to a minimum of 10 days average Origination fees, but in no case shall be less than $1,000 USD.



The information herein is the property of TransNexus, Inc. It is not to be distributed by the recipient to third parties without prior written permission from TransNexus, Inc. Copyright 2000. All rights reserved.

                                       -1-

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

[TransNexus Logo]



DEVICE ENROLLMENT - The process of exchanging cryptographic key pairs between the POPstar Clearinghouse and an IP telephony device. Device enrollment creates a secure, e-commerce relationship between the IP telephony device and the POPstar Clearinghouse.

DISCONNECT LIMIT - The minimum monetary amount, required by TransNexus and POPstar, that a particular Clearinghouse customer must maintain in its clearinghouse account to continue to originate IP communications. This amount is generally set at a minimum of three (3) days' origination activity. At the point when an individual Clearinghouse Customer reaches this limit, their devices will be suspended from the POPstar Clearinghouse service pending receipt of additional funds by the POPstar Clearinghouse from the Clearinghouse Customer.

IP TELEPHONY DEVICE - A gateway, gatekeeper, media gateway controller, SIP Proxy or other IP telephony device that acts as a single logical origination and/or termination point for a IP telephony call.

NON-DISCLOSURE AGREEMENT - Legal document outlining confidentiality agreement with TransNexus.

NOTIFICATION LIMIT - The amount in a Clearinghouse Customer Account below which a Customer will be notified to remit additional funds to continue to originate traffic. This amount is generally set at a minimum of 10 (ten) days' net origination activity per Clearinghouse Customer.

CLEARINGHOUSE   ACCOUNT  STATEMENT  -  The  periodic  financial  summary  for  a
Clearinghouse Customer.

TERMS AND CONDITIONS - Legal documents outlining business relationship with TransNexus.

ClearIPSM - The aggregate of all of TransNexus' outsourced Clearinghouse service.





The information herein is the property of TransNexus, Inc. It is not to be distributed by the recipient to third parties without prior written permission from TransNexus, Inc. Copyright 2000. All rights reserved.

                                       -2-

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

[TransNexus Logo]


TransNexus/POPstar Clearinghouse Service Agreement - Attachment 2

TransNexus Certified IP telephony devices to be used for voice or fax

Cisco Systems:

                                OSP (Open Settlement
      Cisco Systems               Protocol) Support       Certification Status
      Telephony Platforms
      --------------------------------------------------------------------------
      Cisco 3600 Gateway               |X|                      Certified


      Cisco AS5300 Gateway             |X|                      Certified

      Cisco 2600 Gateway               |X|                      Certified

      Cisco 5800 Gateway               |X|                 Discontinued by Cisco




  Lucent Telephony                  OSP (Open Settlement   Certification Status
  Platforms                          Protocol) Support
  ------------------------------------------------------------------------------
  Multi-Voice Access Manager v3.0       |X|                Certification pending
  for TNT, Max 6000 and Max 2000
  Gateways


This list will be updated by TransNexus, as new devices are certified, via devices.transnexus.com (beginning June 30, 2000).



The information herein is the property of TransNexus, Inc. It is not to be distributed by the recipient to third parties without prior written permission from TransNexus, Inc. Copyright 2000. All rights reserved.

                         4/22/00 - Document #2000/1-001

[TransNexus Logo]


TransNexus/POPstar Clearinghouse Service Agreement - Attachment 3

PAYMENT METHOD
The POPstar Clearinghouse may be required to make payments for service charges, security deposits, transaction expenses and other costs associated with the POPstar Clearinghouse by making Electronic Funds transfers to the TransNexus, Inc. account below.

     TransNexus, Inc.
     Bank Of America Georgia
     ABA (Transit Routing) 061000052
     Account Number: ##############


The  POPstar  will  earn   Clearinghouse   Fees  that  will  be  collected  from
Clearinghouse Customers by TransNexus, Inc. TransNexus will wire these funds to the POPstar Clearinghouse at the account indicated below.

The POPstar banking account for Payment:
Please pay all amounts to be received from TransNexus on behalf of the POPstar Clearinghouse to the following account


Name of Financial Institution:  HSBC Bank Canada - Seattle Branch

ADDRESS:   700 Fifth Avenue, Suite 4100,

CITY, COMMUNE, REGION:   Seattle,

STATE, PROVENCE:  Washington

COUNTRY/POSTAL CODE:  98104

SWIFT BIC: --------------------------------------------
(Example: Bank of America BOFAUS33)

ABA, or Transit ROUTING:  125007098

Account Number:  ###-######-###

Checking/SAVINGS: --------------------------------------------





The information herein is the property of TransNexus, Inc. It is not to be distributed by the recipient to third parties without prior written permission from TransNexus, Inc. Copyright 2000. All rights reserved.

                         4/22/00 - Document #2000/1-001

[TransNexus Logo]



TransNexus/POPstar Clearinghouse Service Agreement - Attachment 4

CLEARINGHOUSE CUSTOMER ACCOUNT BALANCE WORK SHEET
Each Clearinghouse Customer must use this work sheet to calculate the initial balance for its Clearinghouse Account. The POPstar Clearinghouse must receive advance payment of the required initial balance (including device enrollment fees) before the Clearinghouse Customer's account will be activated for exchanging traffic with other Clearinghouse Customers.

(a) Enter number of IP telephony devices to be enrolled in the POPstar Clearinghouse Service.
(b) Multiply the number of devices times the annual Enrollment fee per device to compute the annual enrollment charges. Sum lines 1 and 2 to compute the total annual enrollment charge.
(c) Clearinghouse Customers who want to originate traffic must provide an initial deposit of $1,000. (Does not apply to terminate only IP devices.)
(d) Enter expected number of minutes that will be originated during the first 30 days.
(e) Enter the expected average Origination fee per minute. Multiply expected number of minutes times the expected price per minute to compute Advance Origination Fees. (Does not apply to terminate only IP devices.)
(f) Sum lines 1 + 2 + 3 + 4 to compute total advance payment which must be remitted to initiate the Clearinghouse Customer account.

           Worksheet for Enrollment, Initial Deposit and Advance Fees
           ----------------------------------------------------------

Please read Attachment 5, Pricing and Risk Management Rules for further information

Annual Enrollment fees:         $500 per device for the first 10devices
                                $250 per device for 11th or above

                                       Enrollment
Computation of Annual                    fee per      Enrollment
Enrollment Charges                       device         Charges
------------------                       ------         -------
(a) Number of devices
    (First 10 or less)         ----- X   $500  =        -------  line 1
(a) Number of devices
    (More than 10)             ----- X   $250  =        -------  line 2

Total Annual Enrollment Charges                         -------  lines 1 & 2

(c) Initial Deposit by the Clearinghouse                 $1,000  line 3
     Required for devices which
      originate traffic

                                   Origination     Expected         Advance
                                     Minutes       price per     Origination
Computation of Advance                (d)          minute(e)         Fees
  Origination Fees
  Origination Minutes during        --------   X   ---------  =  -------- line 4
   first 30 days
  Required for devices which
   originate traffic

(f) Sum of Enrollment charges & Deposit &
    Advance Origination fees                                   --------  Sum of
    Advance Payment to be sent with Contract                           lines 1-4





The information herein is the property of TransNexus, Inc. It is not to be distributed by the recipient to third parties without prior written permission from TransNexus, Inc. Copyright 2000. All rights reserved.

                         4/22/00 - Document #2000/1-001

[TransNexus Logo]



TransNexus/POPstar Clearinghouse Service Agreement - Attachment 5

PRICING AND RISK MANAGEMENT RULES
The following states Pricing and Risk Management Rules of POPstar Clearinghouse Service.

1.   POPstar  must  provide  to   TransNexus  a  sales  and  use  tax  exemption
     certificate, and a copy of the Tax Identification Number and Country of Registration.

2. Security deposits must be in the form of cash via electronic funds transfer. These security deposits will be held as restricted cash and deposited with Bank of America Georgia. Each customer will not have any right to interest earned on these amounts. TransNexus may require the amount to be adjusted to reflect changes in the customer's actual billed amounts.

     The initial security deposit required is as follows:

     Net Originator Customers:
     $1,000 US Dollars

     Termination Only Customers:
     $0 US Dollars

     The deposit amount is expected to cover a minimum of 10 days activity for the customer. After the end of the current calendar quarter of operation with POPstar Clearinghouse Service, the customer may be required to furnish additional funds to maintain this 10 day minimum. In no event will the deposits required be less than what is stated above. Deposits are fully refundable, less banking and / or outstanding usage fees, with 30 days written notice to POPstar Clearinghouse Service

     The  formula  to  calculate   deposit   requirements   for  Net  Originator
     Clearinghouse Customers is:

     (Expected Originator traffic in minutes for the past month* Average Origination Fee per minute) - Net Terminator Revenue of Customer for the past month.

3. It should be noted that current financial funds transfer time around the world varies significantly. To aid the customer and to avoid suspension of service, TransNexus has developed several methods to assist POPstar's Clearinghouse customers in maintaining sufficient funds with TransNexus at all times.

3.1 Upon establishment of usage, patterns TransNexus will provide the customer with the expected next months advance fee via email. This notification will include a statement of



The information herein is the property of TransNexus, Inc. It is not to be distributed by the recipient to third parties without prior written permission from TransNexus, Inc. Copyright 2000. All rights reserved.

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

[TransNexus Logo]


     the Clearinghouse Customers current activity (1st of the month through 24.00 GMT the 15th) and will be posted via e-mail by the 16th day of the current month.

3.2 TransNexus will also establish a Notification limit of 10 days aggregate advance fees. Once it is determined that the customer has ten or less days of advance fees, TransNexus will automatically generate an e-mail message to the primary and secondary business contact providing notification of needed funding.

3.3 TransNexus will pay by the 5th business day of the next month all net amounts owed to Clearinghouse Customers and to the Clearinghouse Service Provider.

3.4 The Clearinghouse Customer's primary or appointed contact may monitor their account balances with POPstar Clearinghouse via the Web User Interface. The Clearinghouse Customer Account balance information will include Origination Fees and Termination Fees associated with call detail records received by the POPstar Clearinghouse within 60 minutes of the time of inquiry.

3.5 Pay in advance for a certain period's expected origination prices. Net and Originator only customers will be required to fund advance fees to TransNexus.

3.6 TransNexus provides the internal infrastructure operations for the POPstar Clearinghouse Service for voice and fax communications. Accordingly, TransNexus expects to receive remuneration for these services. Also, the Terminator Clearinghouse Customers expect to receive compensation from the POPstar Clearinghouse Service for termination of calls from Originator Clearinghouse Customers. Therefore, a basic description of fees charged by TransNexus to the POPstar Clearinghouse Service and Clearinghouse Customers is shown below:

3.7  TransNexus   Transaction  Fee:  For  each  IP   communication   transaction
     authorized   by  the  POPstar   Clearinghouse   Service,   the   Originator
     Clearinghouse Customer will pay an Origination Fee to the POPstar Clearinghouse for authorization and call routing to a Terminator Clearinghouse Customer who will complete the IP communication. The total Origination Fee is price per minute times the number of seconds (rounded to the nearest whole second) from start of the IP communication transaction to completion or termination of the IP communication. TransNexus will charge and collect the Origination Fee from the Originator Clearinghouse Customer on behalf of the POPstar Clearinghouse. TransNexus will retain a TransNexus Transaction Fee per IP communication from the Origination Fee. The TransNexus Transaction fee per IP communication will be equal to 10% of the total Origination Fee.



The information herein is the property of TransNexus, Inc. It is not to be distributed by the recipient to third parties without prior written permission from TransNexus, Inc. Copyright 2000. All rights reserved.

                         4/22/00 - Document #2000/1-001

[TransNexus Logo]


3.8 Clearinghouse Fee: For each IP communication transaction authorized by the POPstar Clearinghouse Service, POPstar will earn a Clearinghouse Fee. The Clearinghouse Fee is equal to the Origination Fee less the Termination Fee less the TransNexus Transaction Fee.

3.9 Customer Support, TransNexus will provide customer support via email free of charge to all POPstar Clearinghouse Customers. The response will be no later than one business day from receipt and all inquiries should be sent to popstarsupport@transnexus.com. Premium support can be provided at an additional cost.

3.10 TransNexus attempts to maintain low internal costs. In an effort to minimize subsidization of certain customers by others, TransNexus recovers banking charges from customers. All banking fees incurred by TransNexus in maintaining its obligations to POPstar will be recovered from POPstar by TransNexus.

3.11 The POPstar Clearinghouse will invoice Net Originator Clearinghouse Customers in advance on the 16h of every month for the next month. Amounts are to be received and verified by TransNexus on or before the 1st day of the next month or service may be interrupted. Monthly, TransNexus will issue statements to all customers reconciling advance payments to actual usage and to recover banking charges or adjust deposit requirements. These amounts will be deducted from any amounts owed to the Clearinghouse customer, or added to the amounts due from the Clearinghouse Customers on the 1st day of the next month. As the statement will be sent electronically to the Primary Business Contact, it is deemed received when sent.

3.12 TransNexus reserves the right to implement additional fees in the future. Such fees may be, but not limited to, subscription fees, training fees, consulting fees or other fees. Current Banking Fees are as follows:

     Domestic US ACH Receipt or Payment
     to or from TransNexus                              $ 2.00 per transaction
     S.W.I.F.T. Payment or domestic wires to or
     from TransNexus                                    $40.00 per transaction

     TransNexus will provide in-house training or consultations at the rate of $2,500 USD per day plus expenses.

     Basic support from TransNexus is by e-mail with a 24-hour response time. Additional levels may be purchased separately from TransNexus. The POPstar mail account for Customer support will be popstarsupport@transnexus.com. TransNexus has other support options available for premium level support. Pricing and details may be obtained from TransNexus.



The information herein is the property of TransNexus, Inc. It is not to be distributed by the recipient to third parties without prior written permission from TransNexus, Inc. Copyright 2000. All rights reserved.

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

[TransNexus Logo]


     Device enrollment, TransNexus will charge POPstar Clearinghouse Customers an annual fee of $500 USD for the first ten IP telephony devices enrolled in the POPstar Clearinghouse Service. Additional IP telephony devices will be enrolled at an annual fee of $250 each.

4.   Standard Terms:

     A).  Net 15 days from Statement.
     B). Interest charges begin on the first day of the next month and are currently 22% annually.
     C). If amounts outstanding are not paid by the 30th day from invoice date, TransNexus will terminate Company's relationship with the POPstar Clearinghouse Service and deduct all amounts owed from the deposit. Remaining deposit will be returned to POPstar.

5. Billing and reporting: TransNexus will enable POPstar Clearinghouse Customers to receive invoices and review/request standard reports via the secure Web User Interface. For a minimal fee and once a month TransNexus will provide to POPstar or its Clearinghouse Customers a CD-ROM detailing all traffic processed by the POPstar Clearinghouse Service. The CD-ROM will contain call detail records (CDRs) that will enable Clearinghouse Customers to audit clearinghouse services or bill end users.

     The fee for this service will be $50.00 per CD-Rom required (Includes shipping via 2nd day air)

     Customized Billing Solutions: TransNexus will provide customization services at the rate of $250.00 per man hour times the estimated number of hours to complete the customization. In addition, TransNexus has and is continuing to develop partners in the end user billing solutions business. Please contact info@transnexus.com to see if a solution already exists.










The information herein is the property of TransNexus, Inc. It is not to be distributed by the recipient to third parties without prior written permission from TransNexus, Inc. Copyright 2000. All rights reserved.

                         4/22/00 - Document #2000/1-001

[TransNexus Logo]


TransNexus/POPstar Clearinghouse Service Agreement - Attachment 6

Instructions to Create Rate Plan File

General
This document provides a set of instructions for creating a set of rates to be associated with each enrolled gateway. A separate file must be created for each combination of the following:

o    Device Name (Gateway ID)
o    Service Type (Voice vs. Fax)
o    Traffic Type (Originating vs. Terminating)

Thus, a unique file of originating rates must be created for Device A that is intended to originate voice traffic. If Device A is also intended to terminate voice traffic, a separate file of terminating rates must be generated.

The customer is required to submit a CSV file. Whether the file is generated using Excel or any other spreadsheet/editor is irrelevant to the provisioning system. The customer is free to assign any file name to the CSV file, but it must follow the UNIX file naming convention. Once created, the CSV file should be e-mailed to provision@transnexus.com. The e-mail subject must be:
"provision:a:b:c:d" where a is the customer (subscriber) ID, b is the gateway ID, c is the service type and d is the traffic type.
For example:  provision:1234567890:209999999:V:T










The information herein is the property of TransNexus, Inc. It is not to be distributed by the recipient to third parties without prior written permission from TransNexus, Inc. Copyright 2000. All rights reserved.

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

[TransNexus Logo]


Sample Rate Plan File
[represented in original as screen shot of Microsoft Excel worksheet, with data as set forth below.]


Customer ID      102203
Device Name     1145737
Service Type          V
O or T                1
Currency              1
RP Name        Baseline

                                                                                    Maximum          Routing
                                                                                  Delay in ms        Priority
                 Code/NPA-  Rate (up to 4                Unit of                 (Origination      (Origination
Zone        CC     NXX        decimals     Increments    Measure   Begin Date        Only)             Only)            Allow
----        --     ---        --------     ----------    -------   ----------        -----             -----            -----
BEGIN
            1                   0.04           60        second    07-15-1999                                              Y
            1                  0.045           60        second    08-01-1999                                              Y
            1     404          0.042           60        second    07-15-1999                                              Y
            1     770          0.043           60        second    07-15-1999                                              Y
            1     770452       0.055           60        second    07-15-1999                                              Y
EU                             0.077           60        second    07-15-1999                                              Y
AF                            0.0912           60        second    07-15-1999                                              Y
            212                0.345           60        second    07-15-1999                                              Y
            54    11                                               07-15-1999                                              N
            54    11           0.065           60        second    07-15-1999                                              Y
OT                              0.07           60        second    07-15-1999                                              Y
END






The information herein is the property of TransNexus, Inc. It is not to be distributed by the recipient to third parties without prior written permission from TransNexus, Inc. Copyright 2000. All rights reserved.

                         4/22/00 - Document #2000/1-001

Instructions to Create Excel Rate Plan File

     Cell(s)        Description/Action
     ---------      ------------------------------------------------------------
     1A             Enter the label "Customer ID".
     1B             Enter the subscriber ID from the General Information page of the User Interface.
     2A             Enter the label "Device Name".
     2B             Enter the gateway ID from the Device Information page of the
                    User Interface.
     3A             Enter the label "Service Type".
     3B             Enter "V" for voice or "F" for fax.
     4A             Enter the label "O or T".
     4B             Enter "O" for  originating  rate plan  assignment or "T" for terminating rate plan assignment.
     5A             Enter the label "Currency".
     5B             Enter "1" (for $US).
     6A             Enter the label "RP Name".
     6B             Enter an 8-character name for this rate plan.
     8A             Enter the label "BEGIN"
     9A:9C          This is the  Called  Number  String  composed  of  values in columns A through C.

                    Zone (column A value) may be:
                    o    [blank]
                    o    AF = Africa  Region (see list of  countries in Appendix
                         1)
                    o    EU = Europe  Region (see list of  countries in Appendix
                         1)
                    o AP = Australia/South Pacific Region (see list of countries in Appendix 1)
                    o    AS = Asia Region (see list of countries in Appendix 1)
                    o SA = Central and South America Region (see list of countries in Appendix 1)
                   o OT = Rest of World (all files must include at least one row with this value which is a default region)

                   If one of the above values appears in Column A, there cannot be values in Columns B and C and vice versa. You may define rates by:
                    o Region (input Region code in column A; no values in columns B and C)
                    o Country Code (input country code value in column B; no values in columns A and C)
                    o Combination of Country Code and City Code (input country code value in column B and city code or NPA/NXX in column C; no value in column A)

                    Columns B and C represent the Country Code and City Code respectively. The sum of digits in columns B and C may not exceed 7.

     9D             Enter rate in $US per  minute.  Value may be up to 4 decimal places.
     9E             Enter "60".



The information herein is the property of TransNexus, Inc. It is not to be distributed by the recipient to third parties without prior written permission from TransNexus, Inc. Copyright 2000. All rights reserved.

                         4/22/00 - Document #2000/1-001

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     9F             Enter "second".
     9G Enter the date when this rate becomes effective. Usually this will be the current date. But it is also possible to schedule future changes. That is, you may create several rows with the same number string but with different begin dates and different rates as long as one of the beginning dates is less than or equal to the date/time the file is submitted to TransNexus. Note format mmddyyyy.

     9H             Leave blank. (future use)

     9I             Leave blank. (future use)

     9J If rates are for terminating gateway, enter "Y" if termination is allowed to this gateway for this row's Called Number String. Enter "N" if termination is not allowed. If rates are for originating gateway, enter "Y" if origination is allowed from this gateway for this row's Called Number String. Enter "N" if origination is not allowed.

     19A Enter the label "OT" for all other prefixes not specifically listed. This is a "catch-all" category that is included as the last rate row.

     20A Enter the label "END". This label appears after the last rate row.




The information herein is the property of TransNexus, Inc. It is not to be distributed by the recipient to third parties without prior written permission from TransNexus, Inc. Copyright 2000. All rights reserved.

                         4/22/00 - Document #2000/1-001

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Clarification on Number Strings
Several illustrations will serve to clarify the configuration of Number Strings (combination of Zone, CC and City Code/NPA-NXX) in the rate plan file.

Illustration 1


              Zone         CC        City Code/NPA-NXX             Rate
              ----       ------      -----------------          ----------
                           1                                       .05
                           1         404                           .055
                           1         404851                        .0555
                           33                                      .08
              EU                                                   .09
              OT                                                   .15

o        All calls to 1404851 @ $.0555
o        All calls to 1404 (not 404851) @ $.055
o        All calls to 1 (not 404) @ $.05
o        All calls to 33 (France) @ $.08
o        All calls to countries in the Europe list except France @ $.09
o        All calls to all other destinations @ $.15


Illustration 2

              Zone         CC        City Code/NPA-NXX             Rate
              ----       ------      -----------------          ----------
              SA                                                   $.08
              AS                                                   $.09
                           86                                      $.10
                           90        1                             $.11
              OT                                                   $.12

o        All calls to countries in Central/South America list @ $.08
o All calls to countries in Asia list except to City Code 1 in Turkey (90) and to China (86) @ $.09
o        All calls to China (86) @ $.10
o        All calls to City Code 1 in Turkey (90) @ $.11
o        All calls to all other destinations @ $.12



The information herein is the property of TransNexus, Inc. It is not to be distributed by the recipient to third parties without prior written permission from TransNexus, Inc. Copyright 2000. All rights reserved.

                         4/22/00 - Document #2000/1-001

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Rate Plan File Validation
During TransNexus processing, the rate plan file will be rejected if any of the following validations are not met.

1. If Zone is entered, there can be no values in columns B (Country Code) and C (City Code/NPA-NXX).
2.   If Zone is not entered, there must be a value in column B (Country Code).
3. If Country Code is entered, there may be a value in column C (City Code/NPA-NXX).
4.   If City Code/NPA-NXX is entered, there must be a value in column B (Country
     Code).
5.   Maximum sum of combined digits in columns B and C is 7.
6. The row preceding the first row of rates must include the label "BEGIN" in column A.
7. The row following the last row of rates must include the label "END" in column A. (This is interpreted to be the end of the file.)
8. At least one row in the rate section must have a Zone value of "OT". (This is a catch-all zone that includes a rate for all Called Number Strings not specifically defined. If you wish to only define rates for specified Called Number Strings, then the "OT" row should include a value of "N" in column J (Allow)).
9. There may be multiple rows with the same Called Number String as long as the Begin Dates are different and one of the Begin Dates is equal to or less than the date/time the file is submitted to TransNexus for processing.
10. For each Called Number String, there must be at least one row with a Begin Date equal to or less than the date/time the file is submitted to TransNexus for processing.
11. For each Called Number String row where Allow equals "Y", there must be values in columns D, E, F and G.
12. For each Called Number String row where Allow equals "N", there must be a value in column G.
13.  Rates may not include more than 4 decimal places.
14. The combination of Customer (Subscriber) ID, Device ID, Currency ID and Traffic Type is valid.




The information herein is the property of TransNexus, Inc. It is not to be distributed by the recipient to third parties without prior written permission from TransNexus, Inc. Copyright 2000. All rights reserved.

                         4/22/00 - Document #2000/1-001

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Predefined Regions and Countries in Each Region(1) - Appendix 1

Africa (AF)

20 -  Egypt
212 - Morocco
213 - Algeria
216 - Tunisia
218 - Libya
220 - Gambia
221 - Senegal
222 - Mauritania
223 - Mali Republic
224 - Guinea (PRP)
225 - Ivory Coast
226 - Burkina Faso
227 - Niger
228 - Togo
229 - Benin
230 - Mauritius
231 - Liberia
232 - Sierra Leone
233 - Ghana
234 - Nigeria
235 - Chad
236 - Central African Republic
237 - Cameroon
238 - Cape Verde Islands
239 - Sao Tome and Principe
240 - Equatorial Guinea
241 - Gabon
242 - Congo
243 - Zaire
244 - Angola
245 - Guinea-Bissau

--------
(1) This is a listing of predefined regions for your convenience in setting up a single rate for a grouping of countries. For example, in the rate plan file you can create one rate row for AF (Africa) and separate rate rows for Egypt and Libya. All countries in the Africa region would inherit the rate for AF except Egypt and Libya. This prevents having to create multiple rows for multiple countries in the same zone with the same rate. Please note these lists may not include the latest and most accurate E.164 country codes. The customer has the responsibility to refer to ITU (www.itu.ch) for accurate country codes. Any countries not included in these lists are not considered part of a predefined region, and the number string will have to be defined in the Country Code and City Code/NPA-NXX columns of the rate plan file.



The information herein is the property of TransNexus, Inc. It is not to be distributed by the recipient to third parties without prior written permission from TransNexus, Inc. Copyright 2000. All rights reserved.

                         4/22/00 - Document #2000/1-001

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246 - Diego Garcia
247 - Ascension Island
248 - Seychelles Islands
249 - Sudan
250 - Rwanda
251 - Ethiopia
252 - Somalia
253 - Djibouti
254 - Kenya
255 - Tanzania
256 - Uganda
257 - Burundi
258 - Mozambique
260 - Zambia
261 - Madagascar
262 - Reunion Island
263 - Zimbabwe
264 - Namibia
265 - Malawi
266 - Lesotho
267 - Botswana
268 - Swaziland
269 - Comoros/Mayotte Island
27 -  South Africa
290 - St. Helena
291 - Eritrea
298 - Faeroe Islands
299 - Greenland


Europe (EU)

30 -  Greece
31 -  Netherlands
32 -  Belgium
33 -  France
34 -  Spain
350 - Gibraltar
351 - Portugal
352 - Luxembourg
353 - Ireland
354 - Iceland




The information herein is the property of TransNexus, Inc. It is not to be distributed by the recipient to third parties without prior written permission from TransNexus, Inc. Copyright 2000. All rights reserved.

                         4/22/00 - Document #2000/1-001

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355 - Albania
356 - Malta
357 - Cyprus
358 - Finland
359 - Bulgaria
36 -  Hungary
370 - Lithuania
371 - Latvia
372 - Estonia
373 - Moldova
374 - Armenia
375 - Belarus
376 - Andorra/Vatican City
377 - Monaco
378 - San  Marino
380 - Ukraine
381 - Yugoslavia/Serbia
385 - Croatia
386 - Slovenia
387 - Bosnia & Herzogovina
389 - Macedonia
39  - Italy
40  - Romania
41  - Switzerland/Liechtenstein
420 - Czech Republic
421 - Slovak Republic
43 -  Austria
44 -  United Kingdom
45 -  Denmark
46 -  Sweden
47 -  Norway
48 -  Poland
49 - Germany


Central/South America (SA)

500 - Falkland Islands
501 - Belize
502 - Guatemala
503 - El Salvador
504 - Honduras



The information herein is the property of TransNexus, Inc. It is not to be distributed by the recipient to third parties without prior written permission from TransNexus, Inc. Copyright 2000. All rights reserved.

                         4/22/00 - Document #2000/1-001

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505 - Nicaragua
506 - Costa Rica
507 - Panama
508 - St. Pierre & Miquelon
509 - Haiti
51 -  Peru
52 -  Mexico
53 -  Cuba
54 -  Argentina
55 -  Brazil
56 -  Chile/Easter_Island
57 -  Colombia
58 -  Venezuela
590 - Guadeloupe
591 - Bolivia
592 - Guyana
593 - Ecuador
594 - French Guyana
595 - Paraguay
596 - Martinique/French_Antilles
597 - Suriname
598 - Uruguay
599 - Netherlands Antilles


Australia/South Pacific (AP)

60 -  Malaysia
61 -  Australia/Cocos-Keeling Islands
62 -  Indonesia
63 -  Philippines
64 -  New Zealand/Chatham Island
65 -  Singapore
66 -  Thailand
670 - Mariana Islands
671 - Guam
672 - Christmas & Norfolk Islands/Antarctica
673 - Brunei
674 - Nauru
675 - Papua New Guinea
676 - Tonga Islands
677 - Solomon Islands



The information herein is the property of TransNexus, Inc. It is not to be distributed by the recipient to third parties without prior written permission from TransNexus, Inc. Copyright 2000. All rights reserved.

                         4/22/00 - Document #2000/1-001

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678 - Vanuatu
679 - Fiji Islands
680 - Palau
681 - Wallis and Futuna Islands
682 - Cook Islands
683 - Niue
684 - American Samoa
685 - Western  Samoa
686 - Kiribati
687 - New Caledonia
688 - Tuvalu
689 - French Polynesia
690 - Tokelau
691 - Micronesia
692 - Marshall Islands


Asia (AS)

7   - Russia/CIS
81  - Japan
82  - South Korea
84  - Vietnam
850 - North Korea
852 - Hong  Kong
853 - Macau
855 - Cambodia
856 - Laos
86  - China (PRC)
880 - Bangladesh
886 - Taiwan
90  - Turkey
91  - India
92  - Pakistan
93  - Afghanistan
94  - Sri Lanka
95 -  Burma (Myanmar)
960 - Maldives
961 - Lebanon
962 - Jordan
963 - Syria
964 - Iraq



The information herein is the property of TransNexus, Inc. It is not to be distributed by the recipient to third parties without prior written permission from TransNexus, Inc. Copyright 2000. All rights reserved.

                         4/22/00 - Document #2000/1-001

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965 - Kuwait
966 - Saudi Arabia
967 - Yemen
968 - Oman
971 - United Arab Emirates
972 - Israel
973 - Bahrain
974 - Qatar
975 - Bhutan
976 - Mongolia
977 - Nepal
98  - Iran
993 - Turkmenistan
994 - Azerbaijan
995 - Georgia















The information herein is the property of TransNexus, Inc. It is not to be distributed by the recipient to third parties without prior written permission from TransNexus, Inc. Copyright 2000. All rights reserved.

                         4/22/00 - Document #2000/1-001

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TransNexus/POPstar Clearinghouse Service Agreement - Attachment 7

INFORMATION FORM
The information provided with this Information Form will be used to enroll Customer in the POPstar Clearinghouse Service. Customer warrants that the information provided in this Information Form is accurate and current. Customer will notify TransNexus promptly of any changes in the information below.

Customer Contact Information

Primary Authorized Contact: (May sign for and bind CUSTOMER)

Name:                                      John McDermott
Title:                                     President/CEO
Telephone:                                 (604) 872-6608
Facsimile:                                 (604) 872-6601
Email:                                     john.mcdermott@pop-star.net


Technical Contact Information:

A.  Primary English speaking technical
    contact:
    Name:                                   Joe Brongo
    E-mail address:                         joe.brongo@pop-star.net
    Telephone:                              (604) 872-6608
    Facsimile:                              (604) 872-6601

B.  Secondary English speaking technical
    contact:
    Name:                                   Rod Thompson
    E-mail address:                         rod.thompson@pop-star.net
    Telephone:                              (604) 872-6608
    Facsimile:                              (604) 872-6601



Business Contact Information and TransNexus Subscriber Interface Requirements:

A.  Primary Business Contact, authorized to issue
    payments and bind Company:
    Name:                                   John McDermott
    E-mail address:                         john.mcdermott@pop-star.net
    Telephone:                              (604) 872-6608
    Facsimile:                              (604) 872-6601



The information herein is the property of TransNexus, Inc. It is not to be distributed by the recipient to third parties without prior written permission from TransNexus, Inc. Copyright 2000. All rights reserved.

                         4/22/00 - Document #2000/1-001

[TransNexus Logo]



B.  Secondary Business Contact, authorized to issue
    payments and bind Company:
    Name:                                   Ida Chu
    E-mail address:                         ida.chu@pop-star.net
    Telephone:                              (604) 872-6608
    Facsimile:                              (604) 872-6601


Password Administrator (Authorized to maintain Company's hierarchical passwords with TransNexus):

Primary Password Administrator:
    Name:                                    Joe Brongo
    E-mail address:                          joe.brongo@pop-star.net
    Telephone:                               (604) 872-6608
    Facsimile:                               (604) 872-6601


     Note: The primary business contact must provide to TransNexus a list of privileges for each of the POPstar Clearinghouse personnel or customers of the POPstar Clearinghouse who is able to perform business arrangements with the POPstar Clearinghouse Service. These assignments will be determined during the test and training phase with the TransNexus Registration Team. This document must be signed and before live operations of the POPstar Clearinghouse. Future changes to privileges outlined in this document will require a new document to be prepared. This is to protect the information of the POPstar Clearinghouse and TransNexus against fraudulent acts.







The information herein is the property of TransNexus, Inc. It is not to be distributed by the recipient to third parties without prior written permission from TransNexus, Inc. Copyright 2000. All rights reserved.

                                       -2-

                         4/22/00 - Document #2000/1-001